Exhibit 10.4

CHANGE ORDER FORM
BOG and LNG Rundown

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: January 19, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor will perform the Procurement and Construction services for the BOG and LNG Rundown tie-ins. These services will be based on the Engineering for the BOG and LNG Rundown that was included in the original RFS (RFS 109265 Revision 5).

2.
The BOG and LNG Rundown line tie-in packages will be developed after the HAZOP and Model review occurs. These packages will include IFC drawings to procure and construct the required materials. Potential changes due to HAZOP or Model review action items are excluded from this Change Order. For clarity, the tie-ins are depicted in Exhibit A of this Change Order.

3.	This Change Order is not included as part of Stage 3 Substantial Completion and will not prevent achievement thereof.

4.	The cost breakdown for this Change Order is detailed in Exhibit B.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00024)	$95,972,403
The Contract Price prior to this Change Order was	$3,082,972,403
The Contract Price will be increased by this Change Order in the amount of	$506,471
The new Contract Price including this Change Order will be	$3,083,478,874

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
February 15, 2018	January 19, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM
Design Analysis of Existing East & West Jetty Piping and Structure for Simultaneous Loading

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00026 DATE OF CHANGE ORDER: February 1, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor shall perform various transient runs along with CSA/PD&P design analysis of the existing East and West Jetty piping and structure for simultaneous loading. The key items for this analysis are listed as follows:

a.	Validation of Contractor’s transient model.

b.
Completion of 8,000 m3/hr simultaneous loading analysis to the existing East and West Jetty. Results will be reviewed by PD&P Pipe Stress to update load tables and identify pipe supports exceeding the original design loads.

c.
Completion of CSA and PD&P design analysis to support loading lines from the existing LNG tanks to the East and West Jetty. In addition, for the proposed modifications, the associated CSA and PD&P redline markups and IFC drawings will be provided to Owner.

2.
Owner may not disclose the Contractor Work Product to any third party, unless Contractor's prior written consent has been obtained (such consent not to be unreasonably withheld or delayed), provided that Contractor's prior written consent is hereby deemed to be given for disclosure to the Parties listed in Exhibit A to the extent such Parties have entered into a confidentiality agreement with Owner no less stringent than this Agreement.

3.
Notwithstanding anything to the contrary herein, Contractor shall perform the Work in accordance with the standard of skill and care reasonably to be expected in the international engineering and construction industry for projects of the type, size and complexity of the Work contemplated herein. In the event that any such Work under this Change Order fails to meet that standard of performance, Contractor's sole liability and Owner’s sole remedy shall be limited to Contractor reperforming such Work at its own expense; provided that notice of such failure is given by Owner within a reasonable time and no later than twelve (12) months from the completion of the Work in question.

4.	The Work to be performed under this Change Order is not a condition to and will not prevent the achievement of Substantial Completion of Subproject 5.

5.	The cost breakdown for this Change Order is detailed in Exhibit B.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00025)	$96,478,874
The Contract Price prior to this Change Order was	$3,083,478,874
The Contract Price will be increased by this Change Order in the amount of	$671,121
The new Contract Price including this Change Order will be	$3,084,149,995

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
February 15, 2018	February 1, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM
Performance and Attendance Bonus (PAB) Transfer from Stage 2

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: February 1, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The value of the Performance and Attendance Bonus (PAB) Incentive Program Provisional Sum incorporated into the Agreement in Change Order CO-00005, dated March 16, 2016, was U.S. $36,900,000. Parties now agree the Stage 2 accrued cost for retention of the PAB incentive will be transferred to Stage 3 and invoiced against the PAB value in the Stage 3 Agreement due to Craft personnel moving to Stage 3 as opposed to being released as part of a reduction of Stage 2 workforce. The amount to be transferred is $8,100,000. The contract price will be increased by $8,100,000.

2.	The Provisional Sum breakdown is described as follows:

a.
The previous PAB Incentive Program Provisional Sum in Article 2.6 of Attachment EE of the Agreement was Thirty-Six Million, Nine Hundred Thousand U.S. Dollars (U.S. $36,900,000). This Change Order will increase the PAB Incentive Program Provisional Sum by $8,100,000 and the value will be $45,000,000.

b.
The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Three Hundred Sixteen Million, Two Hundred Forty-Six Thousand, Four Hundred Thirty-Seven U.S. Dollars (U.S. $316,246,437). This Change Order will increase the Aggregate Provisional Sum amount by Eight Million, One Hundred Thousand U.S. Dollars (U.S. $8,100,000) and the new Aggregate Provisional Sum value shall be Three Hundred Twenty-Four Million, Three Hundred Forty-Six Thousand, Four Hundred Thirty-Seven U.S. Dollars (U.S. $324,346,437).

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00026)	$97,149,995
The Contract Price prior to this Change Order was	$3,084,149,995
The Contract Price will be increased by this Change Order in the amount of	$8,100,000
The new Contract Price including this Change Order will be	$3,092,249,995

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit A.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
February 15, 2018	February 1, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM
Existing Jetty Structural Steel Supply

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: February 27, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor will obtain structural steel from CIVES via purchase order to support the modifications of the existing jetty. This will require award of a purchase order referencing the existing Stage 3 CIVES purchase order and will require review by the CSA team prior to delivery of the steel to the Site.

2.	The following areas will be revised by CIVES: Area 1R1, Area 2R1, Area 3R1 and Area 22R. For clarity, the revised areas are depicted in Exhibit A of this Change Order.

3.
The steel associated with this Change Order will be free issued to Owner. The existing Stage 3 contract terms are not applicable to this work and Contractor’s obligation is limited to providing steel of good quality and ensuring the steel is fabricated in accordance with the specification, design drawings and fabrication details.

4.	The work pursuant to this Change Order is not a condition to and will not prevent the achievement of Stage 3 Substantial Completion or impact the Stage 3 warranty period.

5.	The cost breakdown for this Change Order is detailed in Exhibit B.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00027)	$105,249,995
The Contract Price prior to this Change Order was	$3,092,249,995
The Contract Price will be increased by this Change Order in the amount of	$34,820
The new Contract Price including this Change Order will be	$3,092,284,815

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
March 13, 2018	February 27, 2018
Date of Signing	Date of Signing